Exhibit 99.1

Cantaloupe Acquires CHEQ, a Company Revolutionizing the Sports & Entertainment Fan Experience, Expanding Reach into Stadiums, Venues, Festivals and More

Enterprise-grade POS and Mobile-First Ordering Platform Transforming the Way Fans Shop, Order and Pay

MALVERN, Pa. – February 1, 2024 – Cantaloupe, Inc. (Nasdaq: CTLP), a leading provider of end-to-end technology solutions for self-service commerce, announced the successful completion of its acquisition of Cheq Lifestyle Technology, Inc. (“CHEQ”). This strategic investment positions Cantaloupe for expansion into the large and rapidly growing sports, entertainment, and restaurant sectors with a comprehensive suite of self-service solutions.

By leveraging mobile ordering, socially connected payments, real-time reporting, and remote support, CHEQ empowers customers to streamline venue operations, increase efficiency, and boost revenue.

"The acquisition of CHEQ expands Cantaloupe's addressable market into a new and rapidly growing sector," said Ravi Venkatesan, CEO of Cantaloupe, Inc. "There is tremendous synergy between both of our product lines and solutions that will grow our footprint across our combined customer base. We are excited to welcome the CHEQ team to the Cantaloupe family."

Founded in 2021, CHEQ powers payments for numerous professional sports teams, entertainment venues and festival operators including the Washington Commanders (NFL), Florida Panthers (NHL), Philadelphia Union (MLS), Miami Marlins (MLB), CFG Bank Arena in Baltimore (Oak View Group) and Loud & Live (Festivals). CHEQ technology increases food and beverage sales, speeds up transaction times and drives new customer traffic and engagement.

“We are thrilled with the success we’ve seen since implementing CHEQ’s solutions at Amerant Bank Arena,” said Florida Panthers Chief Revenue Officer Shawn Thornton. “CHEQ’s suite of payment options has enhanced the food and beverage experience for our fans and increased our backend operational efficiency.”

Acquisition Highlights:
•Expands Cantaloupe’s addressable market into solutions for sport stadiums, entertainment venues, festivals, hospitality, theme parks, full-service & fast-casual restaurants and more.
•Provides a comprehensive line of offerings including:
◦Enterprise-grade POS platform: real-time reporting, remote support, and back- end analytics for high-volume venues and complex transactions.
◦Omnichannel Solution: mobile payments (native app, QR codes, NFC, in-seat delivery, pick up with live wait times), POS kiosks and handheld devices.

◦Socially Connected: enables real-time gifting and fosters a sense of community, enhancing fan engagement.
◦Team and Venue Customizations: including key integrations with leading loyalty and team mobile applications.

“We are looking forward to joining Cantaloupe and continuing our mission of delighting guests with a best-in-class on-premise payments experience. Joining forces will allow us to bring their market-leading innovation to our current customer base, and to expand our technology offering through Cantaloupe’s national and international distribution network,” said Thomas Lapham, CEO of CHEQ.

About Cantaloupe Inc.
Cantaloupe, Inc. is a global technology leader powering self-service commerce. With over a million active locations, processing more than a billion transactions every year, Cantaloupe is enabling businesses of all sizes to provide self-service experiences for consumers. The company's vertically integrated solutions fuel growth by offering micro-payments processing, enterprise cloud software, IoT technology, as well as kiosk and POS innovations. Cantaloupe’s end-to-end platform increases consumer engagement and sales revenue through digital payments, consumer promotions and loyalty programs, while providing business owners increased profitability by leveraging software to drive efficiencies across an entire operation. Cantaloupe’s solutions are used by a variety of consumer services in the U.S., Europe, and Australia including vending machines, micro markets and smart retail, EV charging stations, laundromats, metered parking terminals, amusement and entertainment venues, IoT services and more. To learn more about Cantaloupe, Inc., visit cantaloupe.com or follow the company on LinkedIn, Twitter, Facebook, Instagram or YouTube.

About CHEQ
CHEQ is a social payments platform, connecting consumers and businesses to create frictionless in-person experiences. CHEQ's universal ordering and payment app can be used by any restaurant, café, bar, or stadium to make transactions fun, easy, and worry- free. Users can even send food and drinks directly to their friends from anywhere in the world. CHEQ lets venues retain their unique branding within the application and keep their direct relationships with their guests. www.cheqplease.com

Forward-looking Statements:
All statements other than statements of historical fact included in this release, including without limitation Cantaloupe’s future prospects and performance, the business strategy and the plans and objectives of Cantaloupe's management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, as they relate to Cantaloupe or its management, may identify forward-looking statements. Such forward-looking statements are based on the reasonable beliefs of Cantaloupe's management, as well as assumptions made by and information currently available to Cantaloupe's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to general economic, market or business conditions unrelated to our operating performance, including inflation, rising interest rates, financial institution disruptions, public health emergencies and declines in consumer confidence and discretionary spending; our ability to compete with our competitors and increase market share; failure to comply with the financial covenants in the Amended JPMorgan Credit Facility; our ability to raise funds in the future through sales of securities or debt financing in order to sustain operations in the normal course of business or if an unexpected or unusual event were to occur; disruptions in or inefficiencies to our supply chain and/or operations; the risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, packaging and transportation; weather, climate conditions, natural disasters or other unexpected events, whether our current or future customers purchase, lease, rent or utilize our devices, software solutions or our other products in the future at levels currently anticipated; whether our customers continue to utilize the Company’s transaction processing and related services, as our customer agreements are generally cancellable by the customer on thirty to sixty days’ notice; our ability to acquire and develop relevant technology offerings for current, new and potential customers and partners; risks and uncertainties associated with our expansion into and our operations in Europe, Latin America and other foreign markets, including general economic conditions, policy changes affecting international trade, political instability, inflation rates, recessions, sanctions, foreign currency exchange rates and controls, foreign investment and repatriation restrictions, legal and regulatory constraints, civil unrest, armed conflict, war and other economic and political factors; our ability to satisfy our trade obligations included in accounts payable and accrued expenses; our ability to attract, develop and retain key personnel, or our loss of the services of our key executives; the incurrence by us of any unanticipated or unusual non-operating expenses, which may require us to divert our cash resources from achieving our business plan; our ability to predict or estimate our future quarterly or annual revenue and expenses given the developing and unpredictable market for our products; our ability to integrate acquired companies into our current products and services structure; our ability to add new customers and retain key existing customers from whom a significant portion of our revenue is derived; the ability of a key customer to reduce or delay purchasing products from us; our ability to obtain widespread commercial acceptance of our products and service offerings; whether any patents issued to us will provide any competitive advantages or adequate protection for our products, or would be challenged, invalidated or circumvented by others; our ability to operate without infringing the intellectual property rights of others; the ability of our products and services to avoid disruptions to our systems or unauthorized hacking or credit card fraud; geopolitical conflicts, such as the ongoing conflict between Russia and Ukraine and the conflict between Israel and Hamas; whether we are able to fully remediate our material weaknesses in our internal controls over financial reporting or continue to experience material weaknesses in our internal controls over financial reporting in the future, and are not able to accurately or timely report our financial condition or results of operations; the ability to remain in compliance with the continued listing standards of the Nasdaq Global Select Market ("Nasdaq") and continue to remain as a member of the US Small-Cap Russell 2000®; whether our suppliers would increase their prices, reduce their output or change their terms of sale; and the risks associated with cyber attacks and data breaches; or other risks discussed in Cantaloupe’s filings with the U.S. Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended June 30, 2023. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, Cantaloupe does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. If Cantaloupe updates one or more forward-looking statements, no inference should be drawn that Cantaloupe will make additional updates with respect to those or other forward-looking statements.

Investor Relations:
cantaloupeIR@icrinc.com

Media:
Jenifer Howard | 202-273-4246
jhoward@jhowardpr.com
media@cantaloupe.com

Source: Cantaloupe, Inc